                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            A. H. BELO CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------
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                           [U.S. TRUST LETTERHEAD]



                            NOTICE TO PARTICIPANTS
                                    IN THE
U.S. TRUST                    A.H. BELO CORPORATION
                     EMPLOYEE SAVINGS AND INVESTMENT PLAN
                                      OR
                             EMPLOYEE THRIFT PLAN


Dear Plan Participant:

     Enclosed with this notice is the Proxy Statement of A.H. Belo Corporation (the "Company"), describing the Annual Meeting of Shareholders to be held on May 8, 1996 (the "Annual Meeting"). The Annual Meeting will be for the purpose of electing Class I Directors. The Proxy Statement has been prepared by the Board of Directors of the Company, in connection with the business to be transacted at the Annual Meeting.

DIRECTIONS TO THE TRUSTEE

     Only U.S. Trust Company of California, N.A., as trustee (the "Trustee") of both the A.H. Belo Corporation Employee Savings and Investment Plan (the "Savings and Investment Plan") and the A.H. Belo Corporation Employee Thrift Plan (the "Thrift Plan" and collectively, the "Plans"), can vote the shares of the Company stock ("Shares") held by the Plans. However, under the terms of the Plans, you as a participant are entitled to instruct the Trustee how to vote these Shares.

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the election of directors. Your interest in this matter is important. Please take the time to complete the instruction card and return it in the envelope provided. You may instruct the Trustee to vote for or to withhold authority to vote for all or any individual nominee. The Board of Directors has appointed an administrative committee (the "Committee") as named fiduciary. If you do not provide instructions to the Trustee, your Shares will be voted at the discretion of the Committee.

     The Trustee will vote all Shares of the Plans in accordance with the instructions set forth on the voting instruction cards which are received by the Trustee on or before May 6, 1996, unless the Trustee determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If you sign, date and return a voting instruction card but do not check any boxes on the card, the Trustee will vote your Shares FOR Item 1, the election of Class I Directors.

CONFIDENTIALITY AND INSTRUCTIONS

     How you vote will not be revealed, directly or indirectly, to any officer, to any other employee, or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, feel completely free to instruct the Trustee to vote Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction cards. The cut-off date established by the Trustee is May 6, 1996. The Trustee cannot insure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 6, 1996, in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares in accordance with the Committee's instructions.

FURTHER INFORMATION

     If you are a direct shareholder of A.H. Belo Corporation, you will receive, under separate cover, proxy solicitation materials, including the Company's 1995 Annual Report and the Notice of the 1996 Annual Meeting and Proxy Statement. Therefore, the Annual Report and the Proxy Statement are not included in this mailing. Included with the proxy solicitation materials you will receive as a direct shareholder is a proxy card, which you must use to vote your directly-owned Shares. That card CANNOT be used to direct the voting of Shares held by the Plans. You must use the enclosed voting instruction card to vote your Shares held by the Plans.

     If you have questions regarding the information provided to you, you may contact the Trustee at the following toll-free number between 8:30 A.M. and 5:00 P.M. Pacific Time, Monday through Friday:

                                (800) 535-3093


     Your ability to instruct the Trustee how to vote your Shares held in either the Savings and Investment Plan or the Thrift Plan is an important part of your rights as a participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

April 12, 1996


                                        U.S. Trust Company of California, N.A.
                                        as Trustee of
                                        A.H. BELO CORPORATION
                                        EMPLOYEE SAVINGS AND INVESTMENT PLAN
                                        and
                                        A.H. BELO CORPORATION
                                        EMPLOYEE THRIFT PLAN